                                                                   Exhibit 23.6

                         CONSENT OF INDEPENDENT AUDITORS

Casmyn Corp:

I consent to the use in this Amendment No. 1 to Form S-1 Registration Statement No. 333-8341 of Casmyn Corp. of my report dated July 27, 1994, appearing in the Prospectus, which is part of such Registration Statement, on the financial statements of Auromar Development Corporation, and to the reference to me under the heading "Experts" in such Prospectus.

DENNIS N. WONG INC., CHARTERED ACCOUNTANT

Vancouver, British Columbia, Canada
September 6, 1996


                                     II-9